LEGG MASON CAPITAL MANAGEMENT VALUE TRUST, INC.

SUPPLEMENT DATED NOVEMBER 18, 2011

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED FEBRUARY 28, 2011

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 28, 2011, as supplemented on July 8, 2011, November 17, 2011 and November 18, 2011, and as may be amended or further supplemented, and the fund’s statement of additional information, dated February 28, 2011, as supplemented on February 28, 2011, April 8, 2001, May 4, 2011 and November 18, 2011, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2010, are incorporated by reference into this Summary Prospectus.

Effective April 30, 2012, the section titled “Management” in the fund’s Summary Prospectus and in the fund’s Prospectus will be deleted and replaced with the following:

Management

Investment manager: Legg Mason Capital Management, LLC (“LMCM”)

Portfolio manager: Sam Peters, CFA is portfolio manager for the fund and has day-to-day responsibility for managing the fund’s portfolio. Mr. Peters is a Senior Vice President for LMCM and has been a portfolio manager for the fund since November 2010.

Mary Chris Gay is assistant portfolio manager for the fund. Ms. Gay is a Senior Vice President for LMCM and became assistant portfolio manager for the fund in March 2006. Ms. Gay provides the portfolio manager with research and investment assistance.

Effective April 30, 2012, the sub-section labeled “Portfolio Manager” under the section titled “More on management” in the fund’s Prospectus will be deleted and replaced with the following:

Portfolio manager

Sam Peters, CFA is portfolio manager for the fund and has day-to-day responsibility for managing the fund’s portfolio. Mr. Peters has been a portfolio manager for the fund since November 2010.

Mr. Peters has been employed by LMCM since April 2005. He is currently a Senior Vice President for LMCM. Prior to joining LMCM, Mr. Peters worked for Fidelity Management & Research as a portfolio manager.

Mary Chris Gay has served as assistant portfolio manager for the fund since March 2006. Ms. Gay provides the portfolio manager with research and investment assistance. Ms. Gay has been employed by one or more subsidiaries of Legg Mason, Inc. since 1989 and she is currently a Senior Vice President for LMCM.

The fund’s SAI provides information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the fund.

Effective April 30, 2012, the first four paragraphs of the sub-section labeled “Portfolio Managers” under the section labeled “The Funds’ Investment Adviser/Manager/Administrator – Portfolio Managers – Value Trust” in the fund’s Statement of Additional Information will be deleted and replaced with the following:

Value Trust. Sam Peters serves as portfolio manager and Mary Chris Gay serves as assistant portfolio manager to Value Trust. The tables below provide information regarding other accounts for which Mr. Peters and Ms. Gay have day-to-day management responsibility. Mr. Peters became portfolio manager to the fund in November 2010 and Ms. Gay became assistant portfolio manager to the fund in March 2006.

This supplement should be retained with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.

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